UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10 Chemin de Blandonnet
1214 Vernier, Geneva
Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2014, Transocean Inc. (the “Company”), a wholly-owned subsidiary of Transocean Ltd., entered into an amended and restated credit agreement (the “Five-Year Revolving Credit Facility”) with the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., and DNB Bank ASA, New York Branch, as co-syndication agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, National Association, as co-documentation agents.  The Five-Year Revolving Credit Facility amends and restates the Company’s existing Credit Agreement dated as of November 1, 2011, as amended by the First Amendment to Credit Agreement dated as of March 23, 2012.

The Five-Year Revolving Credit Facility establishes a $3.0 billion unsecured revolving credit facility that is scheduled to expire on June 28, 2019.  The Five-Year Revolving Credit Facility includes a $1.0 billion sublimit for the issuance of letters of credit, and all borrowings under the Five-Year Revolving Credit Facility are guaranteed by Transocean Ltd.

The Company may make borrowings under the Five-Year Revolving Credit Facility at either (1) a base rate, determined as the greatest of (A) the prime loan rate of JPMorgan Chase Bank, N.A., (B) the federal funds effective rate plus ½ of 1% and (C) the reserve adjusted one-month LIBOR plus 1%, in each case plus the applicable margin described below minus 1%, which is based upon the Company’s non-credit enhanced senior unsecured long-term debt rating supported by the guaranty of Transocean Ltd. (“Debt Rating”), or (2) the reserve adjusted LIBOR plus the applicable margin, which varies from 1.125% to 2% depending on the Debt Rating. A facility fee, varying from 0.15% to 0.35% depending on the Debt Rating, is incurred on the daily unused amount of the underlying commitment, throughout the term of the facility.

Among other things, the Five-Year Revolving Credit Facility includes limitations on creating liens, incurring subsidiary debt, transactions with affiliates, sale/leaseback transactions, mergers and the sale of substantially all assets.  The Five-Year Revolving Credit Facility also includes a covenant imposing a maximum debt to tangible capitalization ratio of 0.6 to 1.0.  In order to borrow or have letters of credit issued under the Five-Year Revolving Credit Facility, the Company must, at the time of the borrowing request, not be in default under the Five-Year Revolving Credit Facility and make certain representations and warranties, including with respect to compliance with laws and solvency, to the lenders, but the Company is not required to make any representation to the lenders as to the absence of a material adverse effect.  Borrowings under the Five-Year Revolving Credit Facility are subject to acceleration upon the occurrence of an event of default.  The Company is also subject to various covenants under the indentures pursuant to which its public debt was issued, including restrictions on creating liens, engaging in sale/leaseback transactions and engaging in certain merger, consolidation or reorganization transactions.  Although credit rating downgrades below investment grade do not constitute an event of default under the Five-Year Revolving Credit Facility, the commitment fee and lending margin are subject to change based on the Company’s Debt Rating.  A default under the Company’s public debt indentures could trigger a default under the Five-Year Revolving Credit Facility and, if not waived by the lenders, could cause the Company to lose access to the Five-Year Revolving Credit Facility.

The foregoing description of the Five-Year Revolving Credit Facility and Transocean Ltd.’s guarantee thereof are not complete and are qualified by reference to the complete documents, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with entering into the Five-Year Revolving Credit Facility, Triton Nautilus Assets Leasing GmbH (“TNAL GMBH”), a wholly-owned subsidiary of Transocean Ltd., terminated its existing secured credit agreement, dated October 25, 2012 (the “Three-Year Secured Revolving Credit Facility”), on the same date.  No borrowings were outstanding under the Three-Year Secured Revolving Credit Facility, but TNAL GMBH repaid all accrued fees and expenses in connection with the termination of the Three-Year Secured Revolving Credit Facility.

Borrowings under the Three-Year Secured Revolving Credit Facility were secured by three drilling rigs: Deepwater Champion, Discoverer Americas and Discoverer Inspiration (collectively, the “Mortgaged Drilling Rigs”) and were guaranteed by Transocean Ltd. and Transocean Inc.  Among other things, the Three-Year Secured Revolving Credit Facility included limitations on creating liens, incurring subsidiary debt, transactions with affiliates, sale/leaseback transactions, mergers and the sale of substantially all assets.  In connection with terminating the Three-Year Secured Revolving Credit Facility, the liens encumbering the Mortgaged Drilling Rigs were released, as were the guarantees by Transocean Ltd. and Transocean Inc.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1

Credit Agreement dated June 30, 2014 among Transocean Inc., the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and DNB Bank ASA, New York Branch, as co-syndication agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, National Association, as co-documentation agents.

4.2	Guarantee Agreement dated June 30, 2014 among Transocean Ltd. and JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: July 2, 2014	By:	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit No.	Description

4.1

Credit Agreement dated June 30, 2014 among Transocean Inc., the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and DNB Bank ASA, New York Branch, as co-syndication agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, National Association, as co-documentation agents.

4.2	Guarantee Agreement dated June 30, 2014 among Transocean Ltd. and JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement.